Semiannual Report

Media &
Telecommunications Fund

June 30, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Media and telecommunications stocks posted solid returns during the past six and 12 months, as content and distribution stocks continued their sharp advances.

o The fund's returns were outstanding and significantly outpaced the S&P 500 and the Lipper peer group average for the 6- and 12-month periods ended June 30, 1998.

o Record merger and acquisition activity, low interest rates, and strong economic growth created a favorable environment for fund industries.

o The fund's largest allocations continued to be in content and distribution stocks.

o While we remain optimistic about long-term developments in the media and telecommunications industries, we caution investors that recent returns are likely to moderate.


Fellow Shareholders

Media and telecommunications stocks posted solid gains in the first half of 1998, and your fund was particularly strong over the last 12 months as well. Once again, content and distribution stocks were good performers. The general market, represented by the unmanaged Standard & Poor's 500 Stock Index, continued its robust surge after faltering in May.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                     6 Months                 12 Months
--------------------------------------------------------------------------------

Media & Telecommunications
Fund                                        23.97%                    47.13%

S&P 500                                     17.71                     30.16

Lipper Science & Technology
Funds Average                                20.98                    22.70

Your fund's 23.97% return for six months and 47.13% gain for the 12 months ended June 30, 1998, were significantly ahead of the S&P 500 and the Lipper Science & Technology Funds Average, as shown in the table. Results compared well with equity funds overall during the past year. Content and distribution stocks continued to advance, while technology stocks were generally mixed. Our focus on the stronger segments of our industry helped results versus the broad market and the average gain for peer group funds.


MARKET ENVIRONMENT

The surprisingly strong performance of U.S. equities extended into the first half of 1998. Low interest rates, solid mutual fund investment flows, and record merger and acquisition activity helped power many stock indexes to record levels in spite of a good, but fading, corporate profit picture. Two of the defining characteristics of the domestic stock market over the last six months were the continued superb performance of large-capitalization stocks and record merger and acquisition activity. Investor preference for large-cap, blue chip companies was illustrated by the divergent performance between the S&P 500 and the small-cap Russell 2000 Index, which rose only 4.93% over six months.

The first half of 1998 will also be remembered for the staggering size and value of the corporate deals-eight of the 10 largest ever assembled were announced between January 1 and June 30, 1998. They spanned several industries and included proposed mergers such as Travelers/Citicorp, Monsanto/American Home Products, and Mercedes Benz/Chrysler. While the motives were numerous, the transactions were driven by common themes, including market globalization, deregulation, and the ability to use rising stock prices to achieve strategic objectives. Asian economic weakness remained a concern, and the worst may not be over. On the positive side, real interest rates are still low, inflation is under control, and employment is strong.

The environment for media and telecommunications stocks continued to be favorable in the first half. Profit growth was generally robust, the regulatory environment benign, and financial markets accommodating. Merger and acquisition activity also played a significant role in our industries, with mammoth mergers proposed between AT&T and Telecom and Southwestern Bell and Ameritech. The content and distribution sectors were significant beneficiaries of the heightened "urge to merge" and of generally solid fundamental performances. Fund holdings in media, advertising, and broadcasting stocks benefited from a robust advertising environment and the strength of the domestic economy.

As mentioned, the environment for technology stocks was mixed. Capital intensive areas such as semiconductors were hurt by dampened demand from Asia and delayed product launches. The markets for software and telecommunications equipment vendors were more benign, providing a positive tailwind for their stocks. As usual, the backdrop for international holdings varied according to local market and individual company performances.


PERFORMANCE REVIEW

Our investment approach was unchanged. We used secular themes as guides to identify promising investment areas and to select individual stocks based on company fundamentals and share valuations. Media and telecommunications companies and businesses are dynamic, a fact that leads us to continually reassess our expectations against changes in fundamentals and valuations. The secular themes we attempt to exploit include:

o The consolidation of the broadcasting and outdoor advertising industries being led by companies such as CBS, Clear Channel Communications, and Outdoor Systems.

o Growth in networked communications infrastructure that should continue to drive demand for products from Cisco Systems, Network Associates, and Ascend Communications.

o The increased use of wireless distribution systems for voice, video, and data transmission that should be favorable for holdings such as Nokia, PanAmSat, and QUALCOMM.

o The growth in electronic commerce and entertainment that should benefit America Online, E*TRADE, and Sterling Commerce.

o The global demand for quality entertainment that should drive demand for products from Disney, Telecom Liberty Media, and Time Warner.

o The increasing pervasiveness of technology in communications and entertainment that should benefit Analog Devices, Maxim Integrated Products, and Xilinx.

Sector Allocation pie chart
--------------------------------------------------------------------------------

                              Other and
Distribution      Content     Reserves       International     Technology

     30%            29%           9%             14%              18%

We made minimal changes to the fund's sector diversification in the first half (see chart) but did make a few changes in individual holdings. The percentage of assets in the content sector fell from 31% at the end of December to 29% on June 30; distribution stocks fell from 32% to 30%; technology rose from 16% to 18%; international was flat at 14%; and reserves and other assets went from 7% to 9% of assets.

Media and entertainment holdings rose as we initiated positions in News Corp., Rupert Murdoch's global media conglomerate; Premier Parks, the largest operator of regional theme parks in the U.S.; and SFX Entertainment, the leading promoter, producer, and venue operator in the live entertainment industry. Information-related holdings fell when we reduced our shares of Cendant and Gartner Group. As mentioned, content stocks were solid performers, and major contributors included America Online, Time Warner, and Telecom Liberty Media. However, the content sector was not without its laggards, including A.H. Belo and Cendant.

We made minor changes in distribution holdings in the second half, initiating new positions in Chancellor Media and Emmis Broad-casting, two radio and television station operators, and Western Wireless, an emerging player in the wireless communications field. We reduced holdings in cable television operators Cox Communications, Comcast, and Time Warner after the announcement of the AT&T/Telecom deal helped drive stock prices to rich valuations. The distribution sector contributed solidly to first half performance. Significant holdings here included outdoor advertisers Outdoor Systems, Lamar Advertising, and Universal Outdoor Holdings, which was acquired by Clear Channel Communications. Cable TV system operators Comcast and Cox Communications and the combined holdings in WorldCom and MCI were also significant contributors.

Technology holdings increased due to improved performance and additional investments in the sector. We initiated new positions in Dell Computer, a PC manufacturer, and communications equipment manufacturers QUALCOMM and Tellabs. Positive contributors included Microsoft, BMC Software, and Cisco Systems. Among the laggards were semiconductor manufacturers Analog Devices, Maxim Integrated Products, and Xilinx.

International holdings were unchanged as a percentage of total assets. We also initiated positions in foreign shares with purchases of ALCATEL ALSTHOM, a communications equipment manufacturer; Imax, the owner and operator of specialized movie theaters; and Global TeleSystems Group, a European alternative communications services provider. International holdings helped first half performance significantly. Major contributors included Nokia, Vodafone, and Cellular Communications International. Laggards included TV Azteca and Central European Media Enterprises.


INVESTMENT OUTLOOK

We have long believed that technological advances, deregulation, and receptive financial markets are key drivers of media and telecommunications company fundamentals and stocks. We expect these factors to lead to the creation of new products and services, the convergence of traditional voice, video, and data networks, and the consolidation of industries as participants seek to benefit from economies of scale. The proposed $38 billion AT&T/Telecom merger is a good example of how these influences are affecting large companies in traditionally stable industries. This pending merger was driven by the competitive threats to each company's core businesses and by the ability to leverage advanced communications technologies. We expect merger and acquisition activity to continue as companies seek to take advantage of strategic opportunities created by the confluence of technology, deregulation, and the currency of rising stock prices. Profit growth and low inflation are also positive near-term factors.

Over the long term, we are optimistic about the secular opportunities provided by the media and telecommunications industries . . .

While this is a generally good time for the industry, we are not without our concerns. Asian countries are important production centers and end markets. A prolonged economic downturn will have negative consequences regardless of the strength of the domestic economy. The current advertising cycle has been remarkable in terms of its duration and overall strength. Although signs are still positive, we are not complacent about the cyclical nature of the business. Finally, valuations generally are at historic highs, reflecting the confluence of positive factors mentioned. One of our major concerns is that superior investment returns are generally attained through fundamental improvement and enhanced valuations. Valuations reflect investor sentiment, which tends to fluctuate more than underlying fundamentals. Investor sentiment has started to reach overly optimistic levels as stock valuations have risen. We are also troubled by the increased intrusion of the federal government into corporate business practices, especially in the technology area. Our response has been to selectively take profits and to increase positions in companies in which we see a favorable trade-off between corporate fundamentals and stock valuations.

Over the long term, we are optimistic about the secular opportunities provided by the media and telecommunications industries, and we will continue to invest in companies with superior growth prospects, good business models, strong management, and solid financial resources. Events over the past year, including Microsoft's investments in the cable industry, the commercial deployment of advanced voice, video, and data networks, and the numerous telecommunications mergers have validated our views. We continue to expect technological advances, such as the deployment of high speed, wide bandwidth networks, to influence communication, education, and business. However, we caution investors that changes will be evolutionary, not revolutionary, and stock returns are likely to moderate from the robust returns of the past year.

Once again, we would like to thank our shareholders, particularly those who have held shares since the fund converted to open-end status last July. We appreciate your continuing support and reaffirm our commitment to seizing long-term investment opportunities on your behalf.

Respectfully submitted,

Brian D. Stansky
Chairman of the Investment Advisory Committee

July 24, 1998


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
--------------------------------------------------------------

Outdoor Systems                                        2.9%

Telecom Liberty Media                                  2.4

Clear Channel Communications                           2.4

Cellular Communications                                2.1

Chancellor Media                                       2.1
--------------------------------------------------------------

Sterling Commerce                                      1.9

Premier Parks                                          1.8

Young Broadcasting                                     1.8

America Online                                         1.7

Synopsys                                               1.7
--------------------------------------------------------------

BMC Software                                           1.7

Nokia                                                  1.7

Emmis Broadcasting                                     1.7

Jacor Communications                                   1.6

Lamar Advertising                                      1.6
--------------------------------------------------------------

Sinclair Broadcasting Group                            1.6

QUALCOMM                                               1.6

First Data                                             1.5

Microsoft  1.5

Metro Networks                                         1.5
--------------------------------------------------------------

Vodafone                                               1.5

Knight-Ridder                                          1.4

Time Warner                                            1.4

SFX Entertainment                                      1.4

Network Associates                                     1.3
--------------------------------------------------------------

Total                                                 43.8%


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 6/30/98

Ten Best Contributors
-----------------------------------------------------------------------

America Online                                            31(cents)

Outdoor Systems                                           30

Nokia                                                     24

Telecom Liberty Media                                     22

Cellular Communications International                     19

MetroNet Communications                                   16

Young Broadcasting                                        16

Vodafone                                                  15

BMC Software                                              15

Microsoft                                                 15
-----------------------------------------------------------------------

Total                                                    203(cents)


Ten Worst Contributors
-----------------------------------------------------------------------

Cendant                                                  -13(cents)

TV Azteca                                                 13

Security Dynamics Technologies                            10

SmarTalk TeleServices                                     10

Grupo Iusacell**                                           8

A.H. Belo                                                  4

Imax*                                                      3

Central European Enterprises                               3

CIENA**                                                    3

Analog Devices                                             2
-----------------------------------------------------------------------

Total                                                    -69(cents)


12 Months Ended 6/30/98

Ten Best Contributors
-----------------------------------------------------------------------

Outdoor Systems                                           54(cents)

America Online                                            48

Telecom Liberty Media                                     38

Cellular Communications International                     31

Universal Outdoor Holdings                                31

Cox Communications                                        27

Lamar Advertising                                         26

Vodafone                                                  25

Comcast                                                   22

BMC Software                                              22
-----------------------------------------------------------------------

Total                                                    324(cents)


Ten Worst Contributors
-----------------------------------------------------------------------

Security Dynamics Technologies                           -11(cents)

TV Azteca*                                                10

3Com**                                                     8

Grupo Iusacell**                                           7

First Data                                                 6

Xilinx                                                     6

CMP Media**                                                5

Ascend Communications                                      5

Oracle**                                                   4

FlexTech**                                                 4
-----------------------------------------------------------------------

Total                                                    -66(cents)

 *  Position added
**  Position eliminated


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Media & Telecommunications SEC chart
--------------------------------------------------------------------------------

                                    Lipper Science &                  Media &
                      S&P 500       Technology Funds       Telecommunications
                  Stock Index                Average                     Fund

10/13/97               10,000                 10,000                   10,000

6/94                    9,823                  9,717                    8,485

6/95                   12,385                 15,749                   11,694

6/96                   15,605                 17,437                   14,748

6/97                   21,019                 21,402                   15,189

6/98                   27,359                 25,411                   22,348


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                            Since     Inception
Periods Ended 6/30/98              1 Year    3 Years    Inception          Date
--------------------------------------------------------------------------------

Media & Telecommunications Fund    47.13%     24.10%       18.60%      10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights
                                For a share outstanding throughout each period
--------------------------------------------------------------------------------

                   6 Months      Year                                 10/13/93
                      Ended     Ended                                  Through
                    6/30/98  12/31/97  12/31/96  12/31/95  12/31/94   12/31/93

NET ASSET VALUE
Beginning
  of period         $ 17.40   $ 15.22   $ 17.99   $ 13.44   $ 13.57   $ 13.93

Investment activities
  Net investment
  income              (0.04)    (0.01)    (0.11)    (0.04)    (0.01)     0.01
  Net realized and
  unrealized gain
  (loss)               4.21      4.22      0.36      5.79     (0.11)    (0.37)

  Total from
  investment
  activities           4.17      4.21      0.25      5.75     (0.12)    (0.36)

 Distributions
  Net investment
  income               --        --        --       (0.07)    (0.01)     --
  Net realized
  gain                 --       (2.05)    (3.09)    (1.13)     --        --

  Total
  distributions        --       (2.05)    (3.09)    (1.20)    (0.01)     --
  Share repurchases    --        0.02      0.07      --        --        --

NET ASSET VALUE
End of Period       $ 21.57   $ 17.40   $ 15.22   $ 17.99   $ 13.44   $ 13.57
                    ----------------------------------------------------------

Ratios/Supplemental Data

Total returnu@(C)     23.97%    28.05%     1.78%    43.29%    (0.90)%   (2.58)%

Ratio of
expenses to
average
  net assets           1.03%!    1.21%     1.22%     1.25%     1.35%     1.30%!

Ratio of net
investment
income to average
net assets            (0.41)%!    (0.06)%   (0.55)%   (0.25)%   (0.15)%  0.24%!

Portfolio
turnover rate          23.0%     38.6%    102.9%    118.9%    133.9%     58.7%!

Net assets,
end of period
  (in thousands)   $216,088  $133,913  $222,556  $268,782  $200,996   $202,911

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.
@ Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1998

Statement of Net Assets
                                            Shares/Par                 Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  91.3%

CONTENT  29.3%

A. H. Belo (Class A)                            80,000            $    1,950

America Online                                  35,000                 3,710

Cendant *                                       75,000                 1,566

Disney                                          25,000                 2,627

DST Systems *                                   40,000                 2,240

E*TRADE *                                      100,000                 2,291

First Data                                     100,000                 3,331

Gartner Group (Class A) *                       24,300                   850

Hasbro                                          60,000                 2,359

Knight-Ridder                                   55,000                 3,028

Meredith                                        60,000                 2,816

New York Times (Class A)                        30,000                 2,378

News Corporation ADR                           100,000                 2,825

Omnicom                                         50,000                 2,494

The Peterson Companies
(Class A) *                                     50,000                 1,281

Premier Parks *                                 60,000                 3,997

SFX Entertainment
(Class A) *                                     65,000                 2,980

Sportsline USA *                                55,000                 2,009

Sterling Commerce *                             85,000                 4,122

Telecom Liberty Media
(Series A)*                                    135,000                 5,244

Time Warner                                     35,000                 2,990

Tribune                                         40,000                 2,753

Valassis Communications *                       50,000                 1,928

Young & Rubicam *                               50,000                 1,600

Total Content                                                         63,369


DISTRIBUTION  30.2%

BHC Communications (Class A)                    10,000                 1,403

Brightpoint *                                  165,000                 2,387

CBS                                             90,000                 2,857

Chancellor Media *                              90,000                 4,469

Clear Channel Communications *                  46,900                 5,118

Comcast (Class A Special)                       70,000                 2,842

Cox Communications (Class A) *                  50,000            $    2,422

Emmis Broadcasting (Class A) *                  75,000                 3,598

Jacor Communications *                          60,000                 3,544

Lamar Advertising *                             97,500                 3,479

MCI                                             40,000                 2,324

Metro Networks *                                75,000                 3,227

Outdoor Systems *                              225,000                 6,300

Paging Network *                               200,000                 2,794

PanAmSat *                                      50,000                 2,847

Pegasus Communications *                        90,000                 1,901

Sinclair Broadcast Group (Class A)             120,000                 3,442

SmarTalk TeleServices *                        150,100                 2,129

Western Wireless *                             120,000                 2,389

WorldCom *                                      40,000                 1,934

Young Broadcasting (Class A) *                  60,000                 3,904

Total Distribution                                                    65,310


TECHNOLOGY 18.1%

Adobe Systems                                   60,000                 2,550

Analog Devices *                               100,000                 2,456

Ascend Communications *                         30,000                 1,486

BMC Software *                                  70,000                 3,638

Broderbund Software *                           95,500                 2,179

Cisco Systems *                                 25,000                 2,302

Dell Computer *                                 15,000                 1,392

Intel                                           30,000                 2,223

Maxim Integrated Products *                     60,000                 1,903

Microsoft *                                     30,000                 3,252

Network Associates *                            60,000                 2,871

QUALCOMM *                                      60,000                 3,373

Security Dynamics Technologies *               100,000                 1,803

Synopsys *                                      80,000                 3,662

Tellabs *                                       27,500                 1,969

Xilinx *                                        60,000                 2,042

Total Technology                                                      39,101


INTERNATIONAL 13.7%

ALCATEL ALSTHOM ADR                             60,000            $    2,441

Cellular Communications
International *                                 90,000                 4,500

Central European Media
Enterprises (Class A) *                        115,000                 2,483

Getty Images *                                 110,000                 2,444

Global Telesystems Group *                      41,500                 2,018

Imax *                                         100,000                 2,269

MetroNet Communications *                      100,000                 2,813

Nokia ADR                                       50,000                 3,628

Telebras ADR                                    20,500                 2,238

TV Azteca ADR                                  150,000                 1,622

Vodafone ADR                                    25,000                 3,152

Total International                                                   29,608

Total Common Stocks (Cost $129,186)                                  197,388


Preferred Stocks  0.3%

Crystal Dynamics (Series D) *                  166,667                   625

Total Preferred Stocks (Cost $1,250)                                     625

Short-Term Investments  9.5%

Money Market Funds  9.5%

Government Reserve Investment Fund,
5.48% #                                     20,510,149                20,510

Total Short-Term Investments
(Cost $20,510)                                                        20,510


Total Investments in Securities
101.1% of Net Assets (Cost $150,946)                              $  218,523

Other Assets Less Liabilities                                         (2,435)

NET ASSETS                                                        $  216,088
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $     (360)

Accumulated net realized gain/loss
- net of distributions                                                13,964

Net unrealized gain (loss)                                            67,577

Paid-in-capital applicable to
10,019,487 shares of $0.0001
par value capital stock outstanding;
1,000,000,000 shares authorized                                      134,907

NET ASSETS                                                        $  216,088
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    21.57
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income

Income
  Interest                                                         $     320
  Dividend (net of foreign taxes of $ 19)                                240

  Total income                                                           560

Expenses
  Investment management                                                  589
  Shareholder servicing                                                  202
  Custody and accounting                                                  57
  Prospectus and shareholder reports                                      23
  Registration                                                            10
  Legal and audit                                                          8
  Directors                                                                3
  Miscellaneous                                                           28

  Total expenses                                                         920

Net investment income                                                   (360)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                          10,935
  Foreign currency transactions                                           (2)

  Net realized gain (loss)                                            10,933
Change in net unrealized gain or loss on securities                   24,024

Net realized and unrealized gain (loss)                               34,957

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  34,597
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months
                                                     Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $       (360)        $       (104)
  Net realized gain (loss)                          10,933               25,048
  Change in net unrealized
  gain or loss                                      24,024               20,649

  Increase (decrease) in net
  assets from operations                            34,597               45,593

Distributions to shareholders
  Net realized gain                                   --                (14,928)

Capital share transactions*
  Shares sold                                       80,979               25,052
  Distributions reinvested                            --                  9,488
  Shares redeemed                                  (33,401)            (152,257)
  Shares repurchased                                  --                 (1,591)

  Increase (decrease) in
  net assets from capital
  share transactions                                47,578             (119,308)

Net Assets
Increase (decrease)
during period                                       82,175              (88,643)
Beginning of period                                133,913              222,556

End of period                                 $    216,088         $    133,913
                                              ---------------------------------

*Share information
  Shares sold                                        4,012                1,398
  Distributions reinvested                            --                    554
  Shares redeemed                                   (1,689)              (8,757)
  Shares repurchased                                  --                   (126)

  Increase (decrease)
  in shares outstanding                              2,323               (6,931)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $75,912,000 and $38,464,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $150,946,000, and net unrealized gain aggregated $67,577,000, of which $70,417,000 related to appreciated investments and $2,840,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $110,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $195,000 for the six months ended June 30, 1998, of which $49,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $314,000 and are reflected as interest income in the accompanying Statement of Operations.


NOTE 5 - FUND CONVERSION TO OPEN-END STATUS

Pursuant to shareholder approval, the fund converted to an open-end management investment company effective July 25, 1997. The primary effect of the conversion is that fund shares are now redeemable, and are offered for sale, by the fund on a continuous basis at per-share net asset value. Prior to the conversion, the fund made repurchases of its shares in the open market, which had the effect of increasing the net asset value per share of the remaining shares outstanding.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET. In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered trademark) and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond!
International Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *   Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***   Closed to new investors.
  !   Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Media &
Telecommunications Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F21-051  6/30/98